Related Party Transactions	12 Months Ended
Mar. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions
9.	RELATED PARTY TRANSACTIONS

A related party is any party that controls, jointly controls or can significantly influence the management or operating policies of the Company. Such parties would also include affiliates, investments accounted for by the equity method, principal shareholders, management, directors and the immediate family members of principal shareholders, management or directors.

In addition to the transactions and balances detailed elsewhere in the consolidated financial statements for the fiscal years ended March 31, 2013, 2012 and 2011, the Company had the following material transactions with related parties during those years:

The Company incurred annual motor car rental expenses for the fiscal years ended March 31, 2013, 2012 and 2011 of approximately US$57,245, US$57,068 and US$57,129, respectively which were payable to a related company.

The Company incurred annual real estate rental expenses for the fiscal years ended March 31, 2013, 2012 and 2011 of approximately US$346,662, US$451,507 and US$713,103, respectively, payable to two directors of Global-Tech and certain related companies of which certain of their directors are also directors of Global-Tech. Included in the aforesaid annual real estate rental expenses were amounts of US$239,811, US$318,743 and US$478,635 paid to directors (one director in fiscal 2013 and two directors in fiscal 2012 and 2011) of Global-Tech, during the fiscal years ended March 31, 2013, 2012 and 2011, respectively, which were included in their remuneration for the respective fiscal years as housing allowances.

The amount due from a related party, of which one of the directors of Global-Tech was a shareholder as of March 31, 2013, and two directors of Global-Tech were shareholders as of March 31, 2012 and 2011, is unsecured, interest-free and has no fixed terms of prepayments.